UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 7, 2011

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 7, 2011, MIPS Technologies, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders at the Company’s corporate offices in Sunnyvale, California. At the Annual Meeting, the Company’s stockholders voted on the following six proposals:

1.  The election of three (3) Class I directors to serve for three-year terms until the 2014 Annual Meeting of Stockholders, one (1) Class II director to serve a one-year term until the 2012 Annual Meeting of Stockholders, and one (1) Class III director to serve a two-year term until the 2013 Annual Meeting of Stockholders. The results of the voting were as follows:

a. Robert R. Herb (Class I director)

Number of shares voted FOR	25,066,558
Number of shares WITHHELD	569,569
Number of Broker Non-Votes	18,534,796

b. Robin L. Washington (Class I director)

Number of shares voted FOR	25,320,783
Number of shares WITHHELD	315,344
Number of Broker Non-Votes	18,534,796

c. Frederick Weber (Class I director)

Number of shares voted FOR	25,077,632
Number of shares WITHHELD	558,495
Number of Broker Non-Votes	18,534,796

d. Jeffrey S. McCreary (Class II director)

Number of shares voted FOR	25,227,585
Number of shares WITHHELD	408,542
Number of Broker Non-Votes	18,534,796

e. Kenneth H. Traub (Class III director)

Number of shares voted FOR	25,114,386
Number of shares WITHHELD	521,741
Number of Broker Non-Votes	18,534,796

The other directors whose terms of office as directors have continued after the Annual Meeting are:  Kenneth L. Coleman, Fred M. Gibbons, William M. Kelly, and Sandeep Vij.

Mr. McCreary and Mr. Traub were nominated for election in connection with the terms of a Settlement Agreement (“Settlement Agreement”) between the Company and Starboard Value and Opportunity Master Fund Ltd, an exempted company organized under the laws of the Cayman Islands (collectively with certain of its affiliates and other related parties, “Starboard”).  Additional information regarding the Settlement Agreement and Starboard may be found in the Company’s Proxy Statement and in the Company’s Current Report on Form 8-K filed on October 24, 2011.

2. Ratification of the appointment of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2012. The results of the voting were as follows:

Number of shares voted FOR	42,121,159
Number of shares voted AGAINST	1,942,999
Number of shares ABSTAINING	106,765

3. The approval of the Company’s Amended and Restated 1998 Long-Term Incentive Plan. The results of the voting were as follows:

Number of shares voted FOR	20,101,497
Number of shares voted AGAINST	5,491,257
Number of shares ABSTAINING	43,373
Number of Broker Non-Votes	18,534,796

4. The approval of an increase in the number of shares available for issuance under the Company’s Employee Stock Purchase Plan. The results of the voting were as follows:

Number of shares voted FOR	25,085,813
Number of shares voted AGAINST	529,091
Number of shares ABSTAINING	21,223
Number of Broker Non-Votes	18,534,796

5. The approval, on an advisory basis, of the compensation of the Company’s named executive officers. The results of the voting were as follows:

Number of shares voted FOR	24,832,089
Number of shares voted AGAINST	655,521
Number of shares ABSTAINING	148,517
Number of Broker Non-Votes	18,534,796

6. The recommendation, on an advisory basis, of the preferred frequency of the stockholder advisory votes on the compensation of the Company’s named executive officers. The results of the voting were as follows:

Number of shares voted ONE Year	22,848,284
Number of shares voted TWO Years	333,472
Number of shares voted THREE Years	2,300,271
Number of shares ABSTAINING	154,100
Number of Broker Non-Votes	18,534,796

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: December 8, 2011	By:	/s/ GAIL SHULMAN
Name: Gail Shulman
Title: Vice President, General Counsel & Secretary